Exhibit 99.1

news
Release Date: April 30, 2009	Contact: Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS REPORTS PROFITABLE FISCAL 2009 THIRD QUARTER RESULTS;
NET INCOME EXCEEDS EXPECTATIONS

Columbia, Maryland... MICROS Systems, Inc.  (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2009 third quarter ended March 31, 2009.
FINANCIAL HIGHLIGHTS

•	Revenue was $205.7 million and $687.7 million, for the third fiscal quarter and nine-month period, respectively.

•	GAAP net income for the quarter was $23.4 million. GAAP net income for the nine-month period was $75.3 million.

•	GAAP diluted EPS for the quarter was $0.29. GAAP diluted EPS for the nine-month period was $0.92.

•	Non-GAAP financial results, excluding the effect of Financial Accounting Standard (FAS) No. 123 (R), which requires us to record the share-based payment charge, are as follows:

-	Non-GAAP net income for the quarter was $25.7 million. Non-GAAP net income for the nine-month period was $83.7 million.

-	Non-GAAP diluted EPS for the quarter was $0.32. Non-GAAP diluted EPS for the nine-month period was $1.02.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated: “We continue to be highly profitable with a strong cash position, no debt, and increased market share.  While business conditions remain challenging, we continue to perform well and have taken steps to position the company for long term revenue growth and increased profitability.”

MICROS’s stock is traded through NASDAQ under the symbol MCRS.  Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties.  MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters, such as hurricanes and tsunamis; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of April 30, 2009.  MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

news
Release Date: April 30, 2009	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Third quarter ended		Nine months ended
	March 31,		March 31,
	2009	2008	2009	2008
Revenue:
Hardware	$42,757	$65,289	$162,596	$197,384
Software	28,322	37,910	104,094	113,278
Service	134,587	133,988	420,980	386,958
Total revenue	205,666	237,187	687,670	697,620

Cost of sales:
Hardware	26,284	42,882	104,099	127,105
Software	6,565	7,648	20,963	25,671
Service	61,767	62,398	199,090	180,783
Total cost of sales	94,616	112,928	324,152	333,559

Gross margin	111,050	124,259	363,518	364,061

Selling, general and administrative expenses	61,396	72,465	203,181	213,948
Research and development expenses	10,027	10,139	30,701	28,675
Depreciation and amortization	4,189	3,280	12,567	10,755
Stock option expense (*)	3,186	3,616	11,018	13,444
Total operating expenses	78,798	89,500	257,467	266,822

Income from operations	32,252	34,759	106,051	97,239

Non-operating income, net	1,268	3,329	7,224	10,504

Income before taxes, minority interests, and equity in net earnings of affiliates	33,520	38,088	113,275	107,743

Income tax provision	9,888	12,378	37,005	35,862
Income before minority interests and equity in net earnings of affiliates	23,632	25,710	76,270	71,881
Minority interests and equity in net earnings of affiliates	(279)	(564)	(962)	(1,342)

Net income (GAAP)	$23,353	$25,146	$75,308	$70,539

Net income per common share – diluted	$0.29	$0.30	$0.92	$0.84
Weighted-average number of shares outstanding -diluted	81,047	83,174	81,449	83,532

Reconciliation of GAAP Net Income and EPS, and Net Income and EPS before share-based payment charge, i.e. stock option expense
Net income	$23,353	$25,146	$75,308	$70,539
Add back: Stock option expense (*)
Selling, general and administrative expenses	2,953	3,373	10,364	12,645
Research and development expenses	233	243	654	799
Total stock option expense	3,186	3,616	11,018	13,444

Subtract: Total tax effect on stock option expense	825	801	2,644	3,315
Net income (before share-based payment charge)	$25,714	$27,961	$83,682	$80,668

Net income per diluted common share, before share-based payment charge (Non-GAAP)	$0.32	$0.34	$1.02	$0.97

We believe the inclusion of the above non-GAAP measure, excluding the effect of share-based payment charge, will be useful to investors because it will enhance the comparability of our results in recent periods to results in periods prior to our adoption of
FAS 123(R). We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts continue to forecast excluding the effect of share-based payment charge, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:

· The exclusion of non-cash share-based payment charges can have a significant impact on reported GAAP net income and diluted net income per share.
· Other companies may utilize non-cash share-based payments to a significantly greater or lesser degree in relation to overall compensation than MICROS.
· Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

news
Release Date: April 30, 2009	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	Mar. 31, 2009	June 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$383,272	$381,964
Accounts receivable, net	173,259	192,445
Inventory, net	41,764	64,575
Deferred income taxes	19,734	18,724
Prepaid expenses and other current assets	29,799	29,737
Total current assets	647,828	687,445

Investments, non-current	56,625	65,216
Property, plant and equipment, net	30,541	29,165
Deferred income taxes, non-current	8,583	7,108
Goodwill	186,360	159,722
Intangible assets, net	18,899	16,168
Purchased and internally developed software costs, net	27,490	30,846
Other assets	6,742	7,336
Total assets	$983,068	$1,003,006

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Bank lines of credit	$1,061	$989
Accounts payable	33,520	46,843
Accrued expenses and other current liabilities	106,677	124,913
Income taxes payable	9,911	6,363
Deferred revenue	125,119	115,398
Total current liabilities	276,288	294,506

Income taxes payable, non-current	16,339	18,302
Deferred income taxes, non-current	2,002	2,181
Other non-current liabilities	8,425	8,103
Total liabilities	303,054	323,092
Minority interests and minority ownership put arrangement	6,761	6,898
Commitments and contingencies

Shareholders’ equity:
Common stock	502	506
Capital in excess of par	128,594	131,517
Retained earnings	555,546	480,777
Accumulated other comprehensive income	(11,389)	60,216
Total shareholders’ equity	673,253	673,016

Total liabilities and shareholders’ equity	$983,068	$1,003,006